SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 30, 2000
                                                 --------------------

                           Presidential Realty Corporation
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                  (Exact name of registrant as specified in charter)


         DELAWARE                1-8594               13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
       of incorporation)        File Number)     Identification Number)


180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since
         last report)











Item 2. Acquisition or Disposition of Assets.


(a) On March 30, 2000 the Company acquired Preston Lake Apartments, a 320 unit garden apartment property in Norcross, Georgia (a suburb of Atlanta), from EQR Preston Lake Vistas, Inc. The purchase price for the property was $17,450,000. The purchase price was paid with the proceeds of a new $14,000,000 first mortgage loan from Continental Wingate Associates, Inc. and with cash from the Company's available funds. The amount of the purchase price was determined by arms-length negotiations between the Company and the seller and was supported by an appraisal obtained by the Lender in connection with the purchase money loan.

         Financial statements and pro forma financial information required by Form 8-K will be filed by Amendment to this Form 8-K not later than sixty days after the date hereof.

(b)      not applicable.










                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 10, 2000               PRESIDENTIAL REALTY CORPORATION



                                            By:      Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President